UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

VROOM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 15, 2023

Dear Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Vroom, Inc., a Delaware corporation (the “Company”), will be held on Thursday, June 15, 2023, at 3:00 p.m. Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/VRM2023 and entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or any proxy card that you received, or on the materials provided by your bank or broker. The Annual Meeting will be held for the following purposes:

Proposals
1

The election of Robert J. Mylod, Jr., Timothy M Crow, Michael J. Farello, Laura W. Lang, Laura G. O’Shaughnessy, Paula B. Pretlow and Thomas H. Shortt to our Board of Directors, each for a one-year term ending at the 2024 Annual Meeting;

2	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
3	The approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

While all of the Company’s stockholders are invited to attend the virtual Annual Meeting, only holders of record of our outstanding shares of common stock at the close of business on April 21, 2023 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be available for examination by any stockholder during the ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to investors@vroom.com, stating the purpose of the request and providing proof of ownership of the Company’s common stock. This list of stockholders will also be available on the bottom panel of your screen during the meeting after entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or any proxy card that you received, or on the materials provided by your bank or broker. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting. In addition to the purposes listed above, we may transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.

Important Information for our Stockholders

It is important that your shares be represented regardless of the number of shares you may hold as of the record date. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope, which is addressed for your convenience and needs no postage if mailed in the United States. We encourage stockholders to submit their proxy via telephone or over the Internet. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. The Company asks your cooperation in promptly submitting your proxy.

ii

YOUR VOTE IS IMPORTANT

If you would like to attend the virtual Annual Meeting, please refer to the logistical information in the section titled “Questions and Answers About the 2023 Annual Meeting of Stockholders.”

By Order of the Board of Directors,

Patricia Moran

Chief Legal Officer and Secretary

April 28, 2023

iii

EXECUTIVE COMPENSATION	29
Narrative Discussion of Executive Compensation	29
Summary Compensation Table	34

Forward-Looking Statements

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this proxy statement that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation our business plans, strategies and initiatives, including our environmental, social and governance ("ESG") initiatives. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this proxy statement, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, which is available on our Investor Relations website at ir.vroom.com and on the U.S. Securities and Exchange Commission website at www.sec.gov. Additionally, we may provide information herein that is not necessarily “material” under the federal securities laws for SEC reporting purposes, including information that is informed by various ESG standards and frameworks (including standards for the measurement of underlying data), and the interests of various stakeholders. Much of this information is subject to assumptions, estimates or third-party information that is still evolving and subject to change. For example, our disclosures based on any standards may change due to revisions in framework requirements, availability of information, changes in our business or applicable government policies, or other factors, some of which may be beyond our control. All forward-looking statements reflect our beliefs and assumptions only as of the date of this proxy statement. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

Vroom, Inc.

3600 W. Sam Houston Pkwy S, Floor 4

Houston, Texas 77042

EXECUTIVE SUMMARY

2023 Annual Meeting Information

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Vroom, Inc. (the “Company,” “Vroom,” “we” or “us”) of proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday, June 15, 2023 (the “Annual Meeting”), at 3:00 p.m. Eastern Time, and at any continuation, postponement or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/VRM2023 and entering the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or any proxy card that you received, or on the materials provided by your bank or broker.

Only holders of record of outstanding shares of our common stock (our “stockholders”) at the close of business on April 21, 2023 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment of the Annual Meeting. Each share of our common stock entitles its holder to one vote per share on all matters presented to our stockholders. At the close of business on April 21, 2023, there were 138,827,731 shares of common stock outstanding.

This proxy statement will be first sent or given to our stockholders as of the Record Date on or about May 5, 2023.

This Executive Summary summarizes and highlights certain information contained in this proxy statement, but does not contain all the information that you should consider when casting your vote. Please review the entire proxy statement as well as the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2022 (the “2022 Annual Report”) carefully before voting. Frequently asked questions and logistical information regarding the Annual Meeting are available in the section titled “Questions and Answers About the 2023 Annual Meeting of Stockholders” beginning on page 48.

Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting of Stockholders To Be Held on June 15, 2023

THIS PROXY STATEMENT AND OUR 2022 ANNUAL REPORT ARE AVAILABLE FOR VIEWING, PRINTING AND DOWNLOADING AT www.proxyvote.com.

Meeting Agenda Items

Proposal	Page Number	Voting Standard	Board Vote Recommendation
Proposal No. 1: To elect Robert J. Mylod, Jr., Timothy M. Crow, Michael J. Farello, Laura W. Lang, Laura G. O’Shaughnessy, Paula B. Pretlow and Thomas H. Shortt to our Board of Directors to serve for a one-year term ending at the 2024 Annual Meeting of Stockholders	8	Plurality of votes cast	FOR each Director nominee
Proposal No. 2: To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	26	Majority of votes cast	FOR
Proposal No. 3: To approve, on an advisory (non-binding) basis, the compensation of our named executive officers.	28	Majority of votes cast	FOR

Director Nominees

	Director Since	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Director Nominees
Robert J. Mylod, Jr. (Chairperson)	2015	✓
Timothy M. Crow	2022	✓
Michael J. Farello	2015	✓
Laura W. Lang	2020	✓
Laura G. O’Shaughnessy	2020	✓
Paula B. Pretlow	2021	✓
Thomas H. Shortt	2022

= Committee Chairperson

= Member

Corporate Governance Highlights

Vroom is committed to good governance practices that protect and promote the long-term value of the Company for its stockholders. The Board regularly reviews our governance practices to ensure they reflect the evolving governance landscape and appropriately support and serve the best interests of the Company and its stockholders. The following chart provides an overview of our corporate governance practices:

Independent Oversight

▪
All of our non-employee directors (currently 6 of 7 directors) are independent
▪
Independent Executive Chair of the Board to support and advise management
▪
Regular executive sessions of non-employee directors at Board meetings (chaired by the Chairperson of the Board) and committee meetings (chaired by independent committee chairs)
▪
100% independent Board committees
▪
Active Board and committee oversight of the Company’s strategy and risk management

Board Effectiveness

▪
Directors possess deep and diverse set of skills and expertise relevant to oversight of our business operations and strategy
▪
Annual assessment of director skills and commitment to Board diversity to ensure Board meets the Company’s evolving needs
▪
Highly engaged Board with current directors having attended over 80% of total number of meetings of the Board and committees on which they serve
▪
Annual Board self-evaluation and periodic committee self-evaluations overseen by the Nominating and Corporate Governance Committee
▪
Onboarding program for all new directors
▪
No fee-shifting provisions

Stockholder Rights	▪ Annual elections of all directors ▪ Single class share structure ▪ No controlling stockholder
Good Governance Practices

▪
Development and periodic review of succession plans for the Chief Executive Officer and other executive officers required pursuant to Corporate Governance Guidelines
▪
Code of Business Conduct and Ethics (our “Code of Conduct”) applicable to directors and all employees, which reinforces our core values and helps drive our workplace culture of compliance with ethical standards, integrity and accountability
▪
All directors and executive officers prohibited from hedging or pledging our securities
▪
Commitment to building a diverse Board that mirrors the diversity of our customers and communities
▪
Hotline permitting anonymous reporting of violations of our Code of Conduct and other concerns, with complaints reviewed and investigated by management and reported to the Audit Committee quarterly
▪
Periodic review of Corporate Governance Guidelines and committee charters

PROPOSAL ONE—ELECTION OF DIRECTORS

The Board has nominated Robert J. Mylod, Jr., Timothy M. Crow, Michael J. Farello, Laura W. Lang, Laura G. O’Shaughnessy, Paula B. Pretlow and Thomas H. Shortt as director nominees for election at the Annual Meeting.

Board Recommendation

☑ Our Board unanimously recommends that you vote “FOR” the election of each of Robert J. Mylod, Jr., Timothy M. Crow, Michael J. Farello, Laura W. Lang, Laura G. O’Shaughnessy, Paula B. Pretlow and Thomas H. Shortt as directors.

Our Board is currently comprised of seven directors. As described in our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”), all director nominees will stand for election for one-year terms that expire at the following year’s annual meeting.

If you return a duly executed proxy card without specifying how your shares are to be voted, the persons named in the proxy card will vote to elect Robert J. Mylod, Jr., Timothy M. Crow, Michael J. Farello, Laura W. Lang, Laura G. O’Shaughnessy, Paula B. Pretlow and Thomas H. Shortt as directors. All of our director nominees currently serve on our Board and have indicated their willingness to continue to serve if elected. However, if any director nominee should be unable to serve, or for good cause will not serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by our Board, or our Board may reduce its size. Our Board has no reason to believe that any of the nominees will be unable to serve if elected.

Our Board of Directors

Director Biographies

Director nominees to be elected at the Annual Meeting (term to expire in 2024):

Director Since: 2022 Age: 54

THOMAS H. SHORTT

Thomas H. Shortt has served as the Company's Chief Executive Officer since May 2022 and previously served as the Company's Chief Operating Officer from January 2022. Prior to joining Vroom, Mr. Shortt served as Senior Vice President at Walmart Inc. ("Walmart") starting in 2018, where he developed a comprehensive ecommerce supply chain strategy and led improvements through advanced analytics, processes, and systems. Prior to his time at Walmart, Mr. Shortt served as Senior Vice President of Supply Chain at The Home Depot, Inc. starting in 2013, and previously held senior leadership roles overseeing supply chain, fulfillment and logistics, with an emphasis on change management and business transformation, at ACCO Brands Corporation, Unisource Worldwide, Inc., Fisher Scientific International, Inc. and Office Depot, Inc. Mr. Shortt holds a Bachelor’s degree in Accounting from the University of Akron and is a graduate of the Harvard Business School Advanced Management Program.

We believe that Mr. Shortt’s service as our chief executive officer and his expertise in supply chain, logistics, data analytics and change management qualifies him to serve on our Board of Directors.

Director Since: 2015 Age: 56 Independent Executive Chair of the Board Committee Memberships: • Audit Committee (Chair) • Compensation Committee

ROBERT J. MYLOD, JR.

Robert J. Mylod, Jr. has served as a member of our Board of Directors since September 2015 and Independent Executive Chair of the Board since May 2022. Mr. Mylod is the Managing Partner of Annox Capital Management, a private investment firm that he founded in 2013. Previously, Mr. Mylod served as Head of Worldwide Strategy & Planning and Vice Chair for Bookings Holdings, Inc., an online travel services provider, from January 2009 to March 2011 and as its Chief Financial Officer and Vice Chairman from November 2000 to January 2009. He currently serves as the Chair of the board of directors and a member of the compensation committee of Booking Holdings, Inc. Mr. Mylod also currently serves as a member of the board of directors and of the audit committee of Redfin Corporation, an online real estate company. He is also a member of the board of directors of several private companies. Mr. Mylod holds a Bachelor of Arts in English from the University of Michigan and a Master of Business Administration from the University of Chicago Booth School.

We believe that Mr. Mylod’s experience as a venture capital investor and a senior finance executive, including having served as the chief financial officer and vice chairman of a large publicly traded online services provider, qualifies him to serve on our Board of Directors.

Director Since: 2022 Age: 67 Committee Memberships: • Compensation Committee • Nominating and Corporate Governance Committee

TIMOTHY M. CROW

Timothy M. Crow has served on our Board of Directors since October 2022. Mr. Crow is the Chief Executive Officer and Managing Director of Fernwood Holdings, a venture capital investment firm focused on hyper-growth innovators. Mr. Crow has led an accomplished career spanning more than 20 years in human capital management for leading consumer retail companies. From May 2002, Mr. Crow served in roles of increasing responsibility at The Home Depot, Inc., the world's largest home improvement specialty retailer, culminating in his role as Executive Vice President, Chief Human Resources Officer from February 2007 to July 2017. Prior to that, Mr. Crow served as Senior Vice President, Human Resources of Kmart Corporation, a leading general merchandise retailer, from May 1999 through May 2002. Mr. Crow previously served as a director of Milacron Holdings, Corp., a global leader in the plastic technology and processing industry, where he chaired its Leadership Development and Compensation Committee, and currently serves on a director of a number of private companies. Mr. Crow earned a Bachelor of Arts degree from California State University at Northridge.

We believe that Mr. Crow’s extensive leadership experience, human capital management expertise, and investment experience qualifies him to serve on our board of directors.

Director Since: 2015 Age: 58 Committee Memberships: • Compensation Committee (Chair)

MICHAEL J. FARELLO

Michael J. Farello has served on our Board of Directors since July 2015. Since 2006, Mr. Farello has served as Managing Partner at L Catterton, a consumer-focused private equity firm. Prior to this, he served as an executive at Dell Technologies, Inc., a global end-to-end technology provider, from 2002 to 2005, and spent twelve years at McKinsey & Company, a management consulting firm. Mr. Farello currently serves as a member of the board of directors of several private companies including FlashParking, Inc. and Hydrow Inc. Mr. Farello holds a Bachelor of Science from Stanford University and a Master of Business Administration from Harvard Business School.

We believe Mr. Farello’s experience in private equity investments and expertise in the consumer sector, along with his service as a director at numerous companies, qualifies him to serve on our Board of Directors.

Director Since: 2020 Age: 67 Committee Memberships: • Audit Committee • Compensation Committee

LAURA W. LANG

Laura W. Lang has served on our Board of Directors since May 2020. Ms. Lang has served as the Managing Director of Narragansett Ventures, LLC, a strategic advisory firm focused on digital business transformation and growth investing, since January 2014. Since November 2018, Ms. Lang has also served as an adviser to L Catterton. Ms. Lang was the Chief Executive Officer of Time Inc., one of the largest branded media companies in the world, until 2013. From 2008 until she joined Time Inc. in 2012, Ms. Lang was Chief Executive Officer of Digitas Inc., a marketing and technology agency and unit of Publicis Groupe S.A. In addition, she headed the company’s pure-play digital agencies, including Razorfish, Big Fuel, Denuo and Phonevalley. Ms. Lang currently serves as a member of the board of directors and the talent and compensation and finance committees of V. F. Corporation, an international apparel and footwear company, and a member of the board of directors and chair of the compensation committee of Oscar Health Inc., a health insurance company built on a technology platform. She previously served as a member of the board of directors of Care.com Inc. from August 2014 to June 2016, Nutrisystem, Inc. from 2010 to 2012 and Benchmark Electronics, Inc. from 2005 to 2011. Ms. Lang holds a Bachelor of Arts from Tufts University and a Master of Business Administration from the Wharton School of the University of Pennsylvania.

We believe Ms. Lang’s extensive leadership experience, digital and media expertise and service on the board of directors of other public companies qualifies her to serve on our Board of Directors.

Director Since: 2020 Age: 45 Committee Memberships: • Nominating and Corporate Governance Committee (Chair) • Audit Committee

LAURA G. O’SHAUGHNESSY

Laura G. O’Shaughnessy has served on our Board of Directors since May 2020. Since December 2022, Ms. O'Shaughnessy has served as the Chief Marketing Officer and Co-Founder of Picnic Group, a data-driven consumer packaged goods company where she oversees the scaling of founder-created consumer packaged goods brands. Ms. O’Shaughnessy is a strategic growth and operations consultant for a number of direct to consumer brands. Previously she was the Chief Executive Officer of SocialCode, LLC, a technology company that manages digital and social advertising for leading consumer brands, which she co-founded in 2009 and led until August 2020. In addition, Ms. O’Shaughnessy oversaw business development and product strategy for the Slate Group, an online publisher, where she specialized in advertising product development and strategic partnerships. Ms. O’Shaughnessy currently serves as a member of the board of directors and of the audit committee and governance committee of Acuity Brands, and on the boards of directors of a nonprofit in Washington, D.C. Ms. O’Shaughnessy holds a Bachelor of Arts in Economics from the University of Chicago and a Master of Business Administration from the MIT Sloan School of Management.

We believe Ms. O’Shaughnessy’s extensive leadership experience, including serving in a chief executive officer role, and digital and technology expertise, qualifies her to serve on our Board of Directors.

Director Since: 2021 Age: 67 Committee Memberships: • Audit Committee • Nominating and Corporate Governance Committee

PAULA B. PRETLOW

Paula B. Pretlow has served on our Board of Directors since April 2021. Ms. Pretlow is a former Senior Vice President of The Capital Group, an investment management firm, where she led the public fund business development and client relationship group and was also responsible for large client relationships from 1999 until 2011. Prior to joining The Capital Group, she worked for Montgomery Asset Management and Blackrock (formerly Barclays Global Investors). She is a member of the board of directors and is the audit and finance committee chair of Williams-Sonoma, Inc. She is also a member of the board of directors of Bitwise Industries and a member of the board of directors of Greenlight Financial Technology, Inc., where she serves on the audit committee. In addition, she currently serves as a member of the Board of Trustees of The Kresge Foundation, The Harry and Jeannette Weinberg Foundation and Northwestern University. Ms. Pretlow holds a Bachelor of Arts in Political Science and a Master of Business Administration, both from Northwestern University, and is a 2017 Fellow of Stanford’s Distinguished Careers Institute.

We believe Ms. Pretlow’s extensive leadership experience, including roles in finance and business development, along with her experience as a director, qualify her to serve on our Board of Directors.

CORPORATE GOVERNANCE

Governance Overview

We are committed to maintaining robust governance practices and a strong ethical culture that benefit the long-term interests of our stockholders. The Company, with the oversight of the Board, regularly reviews, updates and enhances its corporate governance practices and compliance and training programs, as appropriate, in light of stockholder interests, changes in applicable laws, regulations and stock exchange requirements and the evolving needs of our business. Our corporate governance and compliance practices include:

Our Board has adopted our Corporate Governance Guidelines, Code of Conduct and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Conduct in the “Corporate Governance” section of the “Investor Relations” page of our website located at www.vroom.com, or by writing to our Corporate Secretary at our offices at 3600 W Sam Houston Pkwy S, Floor 4, Houston, Texas 77042.

Board Composition

Our Board currently consists of seven (7) members: Robert J. Mylod, Jr., Timothy M. Crow, Michael J. Farello, Laura W. Lang, Laura G. O’Shaughnessy, Paula B. Pretlow and Thomas H. Shortt. As described above, all directors will stand for election for one-year terms that expire at the 2024 Annual Meeting. Our directors may be removed, with or without cause, by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares.

Director Independence

Our Board of Directors has affirmatively determined that Robert J. Mylod, Jr., Timothy M. Crow, Michael J. Farello, Laura W. Lang, Laura G. O’Shaughnessy and Paula B. Pretlow are each an “independent director,” as defined under the rules of The Nasdaq Stock Market LLC (the “Nasdaq Rules”). There are no family relationships among any of our directors or executive officers.

Director Candidates

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board.

To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may identify potentially qualified director candidates through a number of channels, including soliciting our current directors and executives for the names of potentially qualified candidates or asking directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as director.

In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee will consider many factors, including but not limited to: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; finance experience; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise; proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender identification, identification as an underrepresented minority, identification as LGBTQ+, race or ethnicity, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; collaborative nature and support of the Company’s mission, vision, values and culture; and any other relevant background information, qualifications, attributes or skills. The Board evaluates each candidate in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the Company’s business and represent stockholder interests through the exercise of sound judgment using its diversity of experience and backgrounds in these various areas. Timothy M. Crow, one of our director nominees, was recommended by our chief executive officer.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to Vroom, Inc., 3600 W Sam Houston Pkwy S, Floor 4, Houston, Texas 77042, Attn: Nominating and Corporate Governance Committee, c/o Corporate Secretary. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Board Diversity Matrix

As of April 28, 2023
Total number of directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	3		1
Part II: Demographic Background
African American or Black (1)	1
Alaskan Native or Native American (1)	1
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	3
Two or More Races or Ethnicities (1)	1
LGBTQ+
Did Not Disclose Demographic Background	1
(1)
The director who identifies with two or more races or ethnicities identifies as both (1) Black or African American and (2) Alaskan Native or Native American.

Pre-IPO Voting Agreement

Prior to our initial public offering (“IPO”), we were party to a voting agreement, dated as of November 21, 2019 (the “Voting Agreement”), under which certain holders of our capital stock, including Auto Holdings, Inc., Cascade Investment, L.L.C., General Catalyst Group VII, L.P. and affiliates of L Catterton and T. Rowe Price Associates, Inc., agreed to vote their shares of our capital stock on certain matters, including with respect to the election of directors. Robert J. Mylod, Jr. and Michael J. Farello, members of our Board of Directors, and/or certain entities affiliated with them were also parties to the Voting Agreement. Prior to the closing of our IPO and pursuant to the Voting Agreement, L Catterton designated Mr. Farello as a director, the holders of shares of our Series B preferred stock designated Mses. Lang and O’Shaughnessy as directors, and the holders of shares of preferred stock and common stock designated Mr. Mylod as a director. Upon the closing of our IPO, the Voting Agreement terminated and none of our stockholders have any special rights regarding the election or designation of members of our Board of Directors.

Communications From Stockholders

Stockholders and other interested parties may contact an individual director, the Independent Executive Chairperson of the Board, the Board as a group or a specified Board committee or group, including the non-management directors as a group, by writing to the following address: c/o Corporate Secretary, Vroom, Inc., 3600 W Sam Houston Pkwy S, Floor 4, Houston, Texas 77042. Each communication should specify the applicable addressee or addressees to be contacted, as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We may also refer communications to other departments at the Company. We generally will not forward to the directors a communication that is primarily commercial in nature, relates to an improper or irrelevant topic, or requests general information regarding the Company.

Board Leadership Structure

On May 9, 2022, Robert J. Mylod Jr., then the Chairperson of the Board, was appointed as Independent Executive Chair of the Board in order to support the leadership change in the Company's Chief Executive Officer position. In his role as Independent Executive Chair of the Board, Mr. Mylod has responsibilities customary for an independent executive chair of the Board, including without limitation (i) mentoring and advising the Chief Executive Officer and other senior management through a time of transition; (ii) advising the Chief Executive Officer and other senior management regarding the implementation of the Company’s long-term strategy as approved by the Board; and (iii) advising the Chief Executive Officer and other senior management regarding major stockholder engagement.

The Company’s current Board leadership structure therefore is comprised of a Chief Executive Officer and an Independent Executive Chair of the Board. The Board believes that this governance structure best reinforces the independence of the Board from management. In addition, the Board believes believe the Independent Executive Chair is well-positioned to act as a bridge between management and the Board, facilitating the regular flow of information. Among other duties, the Independent Executive Chair may represent the Board in communications with stockholders and other stakeholders and provide input on the structure and composition of the Board. Our Board exercises its judgment in combining or separating the roles of Chair of the Board and Chief Executive Officer and appointing an Executive Chair or Non-Executive Chair as it deems appropriate in light of prevailing circumstances. During its routine review of the Board's leadership structure, the Board and the Company regularly consider the circumstances under which the roles of Independent Executive Chair of the Board and Chief Executive Officer could most effectively serve the Company's and its stockholders' interests if combined. The Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two. From time to time, the Company engages with stockholders throughout the year to learn their perspectives on significant issues, and intends to continue to do so.

The Board believes that, under the Company’s present circumstances, its current leadership structure, in which the roles of Independent Executive Chair and Chief Executive Officer are separated, best serves the Board’s ability to carry out its roles and responsibilities on behalf of Vroom’s shareholders, including its oversight of management, and Vroom’s overall corporate governance. Our Board believes that an Independent Executive Chair of the Board with prior corporate governance, finance and investment experience, combined with a Chief Executive Officer who manages the day-to-day operations of our Company while also serving as a director, provides our Board with an optimal balance in terms of leadership and structure at this point in time. The Board also believes that the current structure allows our Chief Executive Officer to focus on managing Vroom, while leveraging our Independent Executive Chairperson’s experience to drive accountability at the Board level. The Board periodically reviews its leadership structure to determine whether it continues to best serve Vroom and its stockholders.

Board’s Role in Risk Oversight

Risk assessment and oversight are an integral part of our governance and management processes. Our management is responsible for our day-to-day risk management activities. Management's involvement in day-to-day risk management enables members of the Company's disclosure committee, which consists of members of management, to assist our Chief Executive Officer and Chief Financial Officer in the effective design, establishment, maintenance, review, and evaluation of the Company's disclosure controls and procedures. The Company's management, led by our Chief Executive Officer and executive team, implements and supervises day-to-day risk management processes. Additionally, management discusses strategic and operational risks at regular management meetings. Senior management reviews these risks with the Audit Committee and the Board at regular meetings.

Our Board of Directors does not have a standing risk management committee, but rather administers its oversight function through the Audit Committee and the Board as a whole. In addition, various standing committees of the Board address risks inherent in their respective areas of oversight. Our Board of Directors also is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. Our Audit Committee is responsible for overseeing enterprise risk management, including the management of financial risks and cybersecurity risks; reviewing and discussing the Company’s guidelines and policies with respect to risk assessment and risk management; and discussing with management the steps management has taken to monitor and control these exposures. Our Compensation Committee oversees risks related to the Company’s executive compensation, equity incentive plans and other compensatory arrangements. Our Nominating and Corporate Governance Committee oversees risks associated with our corporate governance framework, succession planning and environmental and social matters. We believe that our Board leadership structure, described above, supports the risk oversight function of the Board. The Board implements its risk oversight function both as a whole and through delegation to Board committees, which meet regularly and report back to the Board.

Code of Conduct

Our Code of Conduct reinforces our core values and helps drive our workplace culture of compliance with ethical standards, integrity and accountability. Our Code of Conduct applies to all of our directors, officers, and employees, including our principal executive officer, principal financial officer and principal accounting officer, and constitutes a “code of ethics” as defined by Item 406(b) of Regulation S-K. The Code of Conduct is publicly available at the “Corporate Governance” section of the “Investor Relations” page of our website at www.vroom.com. We intend to satisfy the disclosure requirements of Item 5.05 of Form 8-K and the Nasdaq Rules regarding any amendment to, or waiver from, a provision of the Code of Conduct by posting such information on our website, www.vroom.com.

Anti-Hedging Policy

Our Board has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers, and employees. Among its provisions, the policy prohibits those covered by the policy from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Executive Sessions

The independent members of the Board and independent members of the committees of the Board meet in regularly scheduled executive sessions. Such meetings are presided over by the Independent Executive Chair of the Board or the relevant committee chair.

Attendance by Members of the Board of Directors at Meetings

There were 14 meetings of the Board during the fiscal year ended December 31, 2022, including a number of special meetings related to various corporate matters. During the fiscal year ended December 31, 2022, each incumbent director attended more than 80% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which such director was on the Board.

Under our Corporate Governance Guidelines, which is available at the “Corporate Governance” section on the “Investor Relations” page of our website at www.vroom.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to prepare for and attend Board meetings and meetings of committees on which such director serves. Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that directors will attend absent compelling circumstances. All but one of our then-incumbent directors attended our annual meeting of stockholders held in 2022. Scott Dahnke, who did not stand for re-election at our annual meeting of stockholders held in 2022, was not in attendance.

Board Committees

Current Committee Membership
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Timothy M. Crow
Michael J. Farello
Laura W. Lang
Robert J. Mylod, Jr.
Laura G. O’Shaughnessy
Paula B. Pretlow
Thomas H. Shortt

= Committee Chairperson= Member

Audit Committee Met seven times in 2022	Primary Responsibilities Include: • appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

Current Committee Members:

Robert J. Mylod, Jr. (Chair)

Laura W. Lang

Laura G. O'Shaughnessy

Paula B. Pretlow

The Audit Committee Charter is available under the “Corporate Governance” section of the “Investor Relations” page of our website at www.vroom.com

•
obtaining and reviewing reports of our independent registered public accounting firm describing their internal quality control procedures and any issues raised by quality control reviews;
•
discussing with our independent registered public accounting firm their independence from management;
•
confirming the regular rotation of the lead audit partner and reviewing partner of our independent registered public accounting firm as required by law;
•
reviewing with our independent registered public accounting firm the scope and results of their audit, including any issues or difficulties in connection with the preparation of our financial statements and management’s response;
•
approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual consolidated financial statements that we file with Securities and Exchange Commission (“SEC”);
•
reviewing and discussing our earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;
•
reviewing our policies on risk assessment and risk management, including financial, cybersecurity and information security risks;
•
setting clear hiring policies for employees or former employees of our independent registered public accounting firm;
•
overseeing our financial and accounting controls and compliance with legal and regulatory requirements;
•
reviewing all reports of our independent registered public accounting firm;
•
reviewing related person transactions;
•
overseeing our Code of Conduct and any waivers; and
•
establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Financial Expertise and Independence

All members of the Audit Committee meet the independence standards of Nasdaq and the SEC, as well as the financial literacy requirements of Nasdaq. The Board has determined that Robert J. Mylod, Jr. qualifies as an “audit committee financial expert” as defined by SEC rules.

Report

The Report of the Audit Committee is included beginning on page 27 of this proxy statement.

Nominating and Corporate Governance Committee

Met four times in 2022

Current Committee Members:

Laura G. O’Shaughnessy (Chair)

Timothy M. Crow

Paula B. Pretlow

The Nominating and Corporate Governance Committee Charter is available under the “Corporate Governance” section of the “Investor

Primary Responsibilities Include:

•
identifying individuals qualified to become members of our Board of Directors, consistent with criteria approved by our Board of Directors;
•
overseeing our succession plan for the Chief Executive Officer and other executive officers;
•
overseeing the evaluation of the effectiveness of our Board of Directors and its committees;
•
overseeing director orientation and education;
•
reviewing and assessing the Board committee structure and leadership structure and recommending changes;
•
reviewing and reassessing the adequacy of our corporate governance policies and practices, including our Corporate Governance Guidelines;

Relations” page of our website at www.vroom.com.
•
overseeing our programs and policies regarding diversity and inclusion;
•
overseeing our management development programs for senior executives, including all senior leadership team roles; and
•
overseeing our environmental and social strategy, initiatives, policies and risks, including in the areas of climate change, environmental protection and sustainability, employee health and safety, diversity, equity and inclusion, responsible business practices, corporate social responsibility programs and corporate philanthropy, as well as our external reporting on environmental and social matters, if any.

Independence

The Nominating and Corporate Governance Committee is comprised entirely of directors who are independent under Nasdaq Rules.

Compensation Committee

Met seven times in 2022

Current Committee Members:

Michael J. Farello (Chair)

Timothy M. Crow

Laura W. Lang

Robert J. Mylod, Jr.

The Compensation Committee Charter is available under the “Corporate Governance” section of the “Investor Relations” page of our website at www.vroom.com.

Primary Responsibilities Include:

•
reviewing and approving the compensation of our Chief Executive Officer and other executive officers;
•
reviewing and approving the Company’s incentive compensation and equity-based plans;
•
reviewing and approving all employment agreements and severance arrangements for the executive officers;
•
reviewing and making recommendations to the board of directors regarding director compensation;
•
overseeing matters relating to our human capital management, including the attraction, engagement, development and retention of employees, as well as equitable pay practices; and
•
appointing and overseeing any compensation consultants.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time.

Independence

Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Section 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Michael J. Farello, Timothy M. Crow, Laura W. Lang and Robert J. Mylod, Jr. No member of our Compensation Committee is or has been an officer or employee of the Company. None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board of Directors or compensation committee.

SOCIAL RESPONSIBILITY

Vroom’s Environmental, Social and Governance (“ESG”) pillars are a key part of our business and consist of our Resources, our People and our Mission, or RPM. While we are in the early stages of our RPM efforts, we are committed to accelerating those initiatives and elevating our practices over time as our business and operations mature. Set forth below is the initial focus of our RPM initiatives, which will continue to be refined as our business develops and market practices evolve.

resources

We are committed to incorporating recycling and upcycling initiatives into our business, as well as working to reduce our environmental impact over time.

people

Our employees, our “Pit Crew”, are at the center of our business. We are committed to our cornerstone values of diversity, equity and inclusion and to prioritizing our workforce's health, safety and wellbeing.

mission

We believe that good corporate governance and adherence to a culture of ethics and integrity are essential to the success of our business.

Vroom’s mission is to make way for what’s next. We are dedicated to clearing obstacles that may limit potential and stand in the way of progress and creating a culture and environment in which all can thrive and pursue whatever is next for them. In the pursuit of our mission, we focus on our RPM pillars as we seek to bring about positive change and progress through responsible growth and a commitment to honesty and transparency in all we do.

Vroom Values

Vroom believes in and adheres to a core set of values that guide our actions at work. Those values are summed up as Customer DRIVEN.: obsessive Customer service; Data-driven decision making; unwavering Respect for all people; operating with the highest levels of Integrity; moving with Velocity and innovation to test and develop new approaches; exercising Empathy in all that we do, and keeping a Nimble-minded approach to adapt to an ever changing environment. Our core values are embedded in our culture through our operations, communications and everyday interactions.

Diversity, Equity, and Inclusion

Diversity, equity and inclusion (“DEI”) are cornerstones of Vroom’s values, emphasized most strongly in the values of Respect for All People and Empathy. We are committed to building a Board, management team and workforce that mirror the diversity of our customers and our communities. On the road to achieving that goal, as of March 31, 2023, one-half of our independent directors and over 40% of our C-suite executives self-identify as Women, and 17% of our independent directors and 14% of our C-suite executives self-identify as individuals from underrepresented racial and ethnic backgrounds.

As of March 31, 2023, diversity among our U.S. based workforce improved year-over-year (“YoY”) with 48% of our employees self-identifying as Women (a 5% increase YoY). Of the U.S.-based workforce that provided data regarding racial and ethnic background or actively declined to do so, 63% self-identify as a Person of Color (“POC”) (a 1% decrease YoY). In our senior management ranks (Director and above), excluding UACC, for the same time period, we remained steady with 36% self-identifying as Women (in line with last year) and we saw a small decline in POC representation with 26% self-identifying as POC. Moving forward, our focus will be on increasing data collection regarding UACC and increasing representation of Women and POC among our leadership in order to bring congruence with our overall workforce representation.

We are an equal opportunity employer committed to creating a work environment that makes way for our employees' next opportunity and experience. To do that, we champion a workplace where each and every person is treated with dignity and respect and is valued for their unique perspective and contributions. Our values are only possible in an environment where every individual has the ability to bring their whole selves to work and contribute fully.

Our efforts in the last year have shown results in employee sentiment. In response to our annual Engagement Survey, 86% of our responding employees indicated agreement with the statement “Everyone here is treated fairly regardless of race, gender, age, ethnic background, disability, sexual orientation, or other differences,” an increase of more than five points since 2021. We continue to focus on the following initiatives on our journey to attract, hire, promote, retain, and support all of our employees.

+ Enhanced Reporting. Throughout our organization, we have made efforts to improve voluntary race and ethnicity-related reporting by our employees so that we can more reliably track our progress toward achieving a diverse and inclusive workforce. To that end, we are expanding the attributes on which we are collecting data to initially include: disability, gender, gender identity, race/ethnicity, sexual/affectionate orientation, veteran status, and racial and ethnic diversity. Together with this enhancement, we are also adding voluntary data collection regarding pronouns and phonetic pronunciation of names in order to nurture inclusion and belonging within our Pit Crew.

+ DEI Council. We have established a DEI Council led by members of our People and Culture team. This group, made up of employees representing all lines of business at Vroom, will help establish, deploy, and champion key DEI initiatives within the organization in order to improve experiences and outcomes for our employees.

+ Employee Resources Groups (“ERGs”). ERGs (a.k.a. affinity groups) are networks of employees from underrepresented groups and their allies intended to support our diverse community through programs, networking, resources, tools, and community building, among others, to drive an environment that values the differences we bring to the workplace. Each ERG has an Executive Sponsor from our Senior Leadership Team, co-leads to design and drive their agenda and programming, and members of the Pit Crew to help deploy, represent, and network both internally and externally. The ERGs currently provide support, networking and resources for women, the Hispanic/Latin community, and the Black community.

+ New Hire DEI Pledge. During our new hire orientation, we highlight Vroom’s commitment to championing inclusion for all employees and encourage and welcome new hires to take equal responsibility in fostering diversity, equity and inclusion in all aspects of their Vroom experience by pledging to do so with one another.

+ DEI Development Programs. In collaboration, the DEI Council and our Learning & Development team expanded our training and development programs for our employees and our team leaders focused on diversity, equity and inclusion in 2022 and continue to enhance that selection in 2023 in order to advance our foundational DEI understanding and progress in representation, recruiting, development and retention.

+ EVP (Employee Value Proposition) and Hiring. Our Talent Acquisition Team, in partnership with our external resources, amplifies our DEI priorities in external messaging and recruiting campaigns when recruiting and hiring new employees.

+ Workforce Experience. We are focused on enhancing the workplace experience for our traditionally underrepresented Pit Crew members to drive higher levels of engagement, improved representation throughout the organization and enhanced opportunities for career movement and promotions.

+ Senior Leadership Development. Senior Leadership will continue participating in DEI training and development workshops to model the way amongst our leadership team.

Pay and Benefits

The Company’s pay and benefits practices are informed by market practice and business requirements; however, they are guided by key principles embedded in our values. The belief that we work best as a Pit Crew when every voice is respected and valued can be evidenced throughout the Company. Vroom offers the same core benefits package to every employee regardless of position or level in the organization. This is true for voluntary benefits, and short-term and long-term disability coverages as well. Vroom offers paid parental leave of up to 30 days to eligible regular full-time employees to take time away from work for bonding, care and adjustment associated with the birth or adoption of a child. While our base pay, bonus, and equity practices do vary by employment level, we have chosen to have an internal minimum wage above that required by law.

Workforce Health, Safety and Wellbeing

Vroom takes a comprehensive approach to workplace health and safety of our employees. We continued our commitment to the overall wellbeing of our employees, particularly as they dealt with the challenges both at work and at home created by the COVID-19 pandemic, as we transitioned to a new in-person, hybrid, and remote work environment during 2021 and 2022.

We offer a broad range of health and welfare benefits to support the health and wellbeing of our employees, including Health Advocate, an offering at no cost to the employee that helps them better understand and utilize all of the available benefits. In addition, we provide, at no cost to the employees, an Employee Assistance Program that provides confidential, professional support to help employees lead a happier and more productive life at home and at work, as well as a Work/Life Balance Program that provides guidance from specialists on balancing work/life issues such as childcare, eldercare, and financial management.

We integrate safety and risk management into our daily operations by focusing on a robust training program. All employees in safety-sensitive roles are required to complete safety training during onboarding and periodically thereafter.

In addition, we have created a specific safety program for our reconditioning and logistics facilities with onsite training. This safety program enabled us to improve our total recordable injury rate to 1.45 injuries per 100 employees in 2022 from 7.10 injuries per 100 employees in 2021, a 80% improvement rate in our team’s ability to avoid injury.

We also continue to build robust reporting systems. Our electronic reporting system provides all employees the ability to report safety events. Employees are required to report all incidents no matter the severity. The comprehensive identification and management of all events including near-miss reporting helps to strengthen our safety culture.

Driver Safety

We continued to build our linehaul group during 2022, purchasing additional tractor trailer car haulers and hiring 25 additional drivers with commercial driver's licenses (“CDL drivers”). Our CDL drivers go through an extensive two-week, in-person onboarding and training program for safe operation and driving. With close to 3 million miles driven in 2022, our CDL drivers finished the year with only three incidents reportable to the Department of Transportation (“DOT”). Our last mile group transported over 31,000 vehicles without any reportable incidents. As an organization, Vroom finished 2022 with an OSHA recordable rate of 0.53, down from 1.60 in 2021, a 67% improvement and a score that we consider a strong safety result.

Fleet safety is an essential part of our operations. Vroom has a dedicated DOT manager to promote exceptional compliance for our trucks and drivers. With 29 roadside inspections conducted on our vehicles and drivers during 2022, we had zero out of service violations for our trucks and our drivers as compared to a national average of 21% and 6%, respectively. In addition, in 2022 we installed a telemetric Artificial Intelligence (“AI”) system in all of our trucks to allow for real-time coaching of our drivers before accidents happen. The system assigns each driver a score that enables us to identify potential risks and educate the drivers. The telemetric AI system resulted not only in safer driving, but also a reduction of $20,000/month in our auto insurance premiums in 2022.

Employee Development and Communication

A key part of Vroom’s operating philosophy is ensuring that employees are learning and developing. We offer a number of developmental programs in addition to standard training on compliance-oriented topics such as our Non-Discrimination and Anti-Harassment Policy and Whistleblower Policy. Offerings include content on managing bias, providing effective feedback, utilizing compensation tools, thoughtful self-evaluation, and skills training. We also prioritize ongoing communication with our employees and encourage employees to provide input into Vroom’s daily operations. In addition to our periodic engagement surveys and formal feedback tool, Vroom has implemented the following systems designed to improve communication and feedback to and from employees:

Environmental Stewardship

We are committed to being a responsible steward of the environment as we grow and operate our business, and intend to develop practices and programs to reduce our environmental impact by more efficiently using our resources, reducing our energy consumption, and decreasing our waste and emissions. At our proprietary reconditioning center, we are recycling oil, wheel weights, tires and battery cores, among other materials, have initiated water conservation measures, and have initiatives in place to help us meet all legal and regulatory waste management and other environmental requirements. As we develop our proprietary logistics operations, including vehicle pickup and delivery from our last mile hubs, we will seek to conduct our operations on efficient vehicles with optimal routing to reduce mileage, and to transport high loads of vehicles at once along efficiently scheduled, high-density lanes. Our recently acquired fleet of last mile and line haul trucks incorporates the latest emissions-reducing technology and we will continue to prioritize such vehicles.

Consumer interest in electric vehicles (“EVs”) has been increasing in recent years and vehicle manufacturers have announced initiatives to phase out internal combustion engines in the coming years. Vroom offers EVs on our ecommerce platform and we are committed to increasing our inventory of EVs in keeping with consumer demand and market dynamics.

Vroom is committed to conserving energy in its facilities. Vroom's offices use LED lighting, energy management systems and occupancy sensors to conserve energy. Vroom’s Westchase office in Houston is located in a LEED Gold Certified Building. We are in the process of phasing LED lighting into our dealership and reconditioning location in Stafford, Texas, with approximately 20% of the lighting in that location using LED lighting today.

We also outsource our data center to large-scale industry providers thus decreasing our overall carbon footprint by leveraging the economies-of-scale and environmental efficiencies of our third-party or system vendor’s cloud-based data center capabilities.

Corporate Governance

We are committed to maintaining robust governance practices and a strong ethical culture by regularly reviewing, updating and enhancing our governance practices and compliance and training programs.

As part of the periodic review of our committee charters, in 2021 the Nominating and Corporate Governance Committee updated its list of duties and responsibilities to include oversight of the Company’s programs and policies regarding diversity and inclusion, as well as environmental and social strategy, initiatives, policies and risks, including with respect to climate change, environmental protection and sustainability, employee health and safety, responsible business practices, corporate social responsibility programs and corporate philanthropy. In 2022 it further updated this list to include oversight of any external reporting on environmental and social matters. We have also formed an internal working group dedicated to ESG matters, consisting of representatives from across various departments, to aid in developing and continuing to drive forward the Company’s ESG initiatives and goals.

Additionally, in 2022, the Nominating and Corporate Governance Committee recommended, and the Board approved, amendments to our Corporate Governance Guidelines that further demonstrate our commitment to maintaining a diverse Board and robust corporate governance practices for service on our Board. The amendments added gender identification, identification as an underrepresented minority, identification as LGBTQ+, ethnicity and any other relevant background information among the factors that the Nominating and Corporate Governance Committee may take into consideration when evaluating the suitability of individual candidates for election to the Board. The amendments also reduced the number of other public company boards on which our directors may serve to four other public companies, and to one other public company board for any director who also serves as the chief executive officer of a public company or in an equivalent position.

PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of PwC is not required, we value the opinions of our stockholders and believe that stockholder ratification of the appointment is a good corporate governance practice.

PwC has served as our independent registered public accounting firm since 2016. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. In addition, the Audit Committee ensures the regular rotation of the lead audit partner, and in connection with that rotation, the committee and its Chair were involved in the selection of a new lead audit partner for the audit of the year ended December 31, 2023 and for the next five years. A representative of PwC is expected to attend the Annual Meeting, will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions from stockholders.

In the event that the appointment of PwC is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2024. Even if the appointment of PwC is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of Vroom.

Board Recommendation

☑The Board recommends a vote “FOR” the ratification of the appointment by the Audit Committee of PwC as our independent registered public accounting firm for the year ending December 31, 2023.

Principal Accountant Fees and Services

The following table summarizes the fees of PwC, our independent registered public accounting firm, billed to us for each of the last two fiscal years.

	2022	2021
Audit Fees (1)	$2,491,500	$2,302,428
Audit-Related Fees (2)	$68,873	$1,491,580
Tax Fees (3)	$10,000	$12,500
All Other Fees (4)	$10,935	$2,252
Total Fees	$2,581,308	$3,808,760

(1)
Audit Fees include professional services rendered for the audit of our consolidated financial statements, reviews of our quarterly consolidated financial statements, related accounting consultations, and services provided in connection with our regulatory filings. Fiscal year 2021 Audit Fees have been updated to include the final fees incurred.
(2)
Audit-Related Fees include due diligence services to support merger and acquisition activities.
(3)
Tax Fees include the aggregate fees billed for services rendered for tax compliance, research and development, tax advice, and tax planning. Fiscal year 2021 Tax Fees have been updated to include the final fees incurred.
(4)
All Other Fees include aggregate fees billed for services provided by the independent registered public accounting firm other than those disclosed above, including access to online accounting and tax research software applications.

Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee shall approve or pre-approve all auditing services (including but not limited to internal control-related services) and all permitted non-audit services by the Company’s independent registered public accounting firm, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Audit Committee or if the service falls within available exceptions under SEC rules. During 2022, all audit and audit-related services provided to us were pre-approved by the Audit Committee. The Audit Committee also reviewed non-audit services provided by PwC during 2022 and determined that the provision of such non-audit services was compatible with maintaining the auditor’s independence.

Report of the Audit Committee

The information contained in this Report of the Audit Committee shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).

The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Robert J. Mylod, Jr. (Chair)

Laura W. Lang

Laura G. O'Shaughnessy

Paula B. Pretlow

PROPOSAL Three—APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE compensation of our named executive officers

Background

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a‑21 under the Exchange Act, the Company requests that our stockholders cast a non-binding, advisory vote to approve the compensation of the Company's named executive officers identified in the section titled "Executive Compensation" set forth below in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2023 annual meeting of stockholders pursuant to the compensation disclosure rules of the SEC, including the section titled “Executive Compensation,” the 2022 Summary Compensation Table and the other related tables and disclosures.”

We believe that our compensation programs and policies for the year ended December 31, 2022 were an effective incentive for the achievement of the Company’s goals, aligned with stockholders’ interest and worthy of stockholder support. Additional details concerning how we structure our compensation programs to meet the objectives of our compensation program are provided in the section titled “Executive Compensation” set forth below in this proxy statement. In particular, we discuss how we design performance-based compensation programs and set compensation targets and other objectives to maintain a close correlation between Company and individual achievement.

This vote is merely advisory and will not be binding upon the Company, our Board or our Compensation Committee, nor will it create or imply any change in the duties of the Company, our Board or our Compensation Committee. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions. The Board values constructive dialogue on executive compensation and other significant governance topics with the Company’s stockholders and encourages all stockholders to vote their shares on this important matter.

At our Annual Meeting of Stockholders held on June 24, 2021, our stockholders recommended, on a non-binding advisory basis, that the stockholder vote on the compensation of our named executive officers occur every year. In light of the foregoing recommendation, our Board determined to hold a “say-on-pay” advisory vote every year. Accordingly, our next advisory say-on-pay vote (following the non-binding advisory vote at this Annual Meeting) is expected to occur at our 2024 Annual Meeting.

Board Recommendation

☑ Our Board unanimously recommends a vote “FOR” for the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

EXECUTIVE COMPENSATION

Narrative Discussion of Executive Compensation

The following is a narrative discussion of elements of our executive compensation program. In 2022, our “named executive officers” and their positions were as follows:

•
Thomas H. Shortt, Chief Executive Officer and Director;
•
Robert R. Krakowiak, Chief Financial Officer;
•
Patricia Moran, Chief Legal Officer and Secretary; and
•
Paul J. Hennessy, former Chief Executive Officer and Director.

Our Board of Directors appointed Thomas H. Shortt as Chief Executive Officer and Director of the Company as of May 9, 2022. Mr. Shortt previously served as the Company's Chief Operating Officer from January 2022. He succeeded Paul J. Hennessy, who ceased employment with the Company and stepped down as a director, effective as of May 9, 2022. Mr. Hennessy did not receive any severance or other benefits in connection with his termination of employment.

Each of the key elements of our executive compensation program is discussed in more detail below.

Compensation Philosophy and Objectives

Our compensation philosophy is driven by the need to attract and retain top executive talent, while ensuring that compensation aligns with our corporate and financial objectives and the long-term interests of our stockholders. We have provided compensation packages that we view as fair and competitive and that are designed to incentivize our executives to drive market-leading performance, as our ability to meet and exceed our business goals depends on the skills and contributions of each executive.

Our compensation programs for our executives have historically been weighted towards rewarding both short- and long-term performance through a mix of cash and equity incentives, providing the executives with an opportunity to share in the appreciation of our business over time.

Our executive compensation program is designed to weight cash compensation less heavily for our senior executives, such that there is a positive correlation between an executive’s seniority, role and responsibilities and the proportion of his or her compensation that is “at-risk”.

Determination of Compensation/Compensation Practices

Our Compensation Committee administers the executive compensation program for our named executive officers, as well as reviews compensation for other executives within the Company. Our Compensation Committee is responsible for reviewing and approving the compensation of our executives, approving and administering our cash and equity incentive plans, including setting vesting conditions for awards (including performance metrics) and determining the amounts of the awards granted to our executive officers, ensuring it is aligned with our executive compensation philosophy. Our Compensation Committee is also responsible for reviewing and providing recommendations to our Board of Directors regarding the compensation of our directors.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, the compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities.

Effective January 2022, the Compensation Committee engaged Pearl Meyer & Partners, LLC ("Pearl Meyer"), a compensation consulting firm, to serve as the committee's compensation consultant and provide advice and assistance on compensation matters pertaining to our executive officers and non-employee directors. Pearl Meyer reports directly to the Compensation Committee, which has considered the adviser independence factors required under SEC rules as they relate to Pearl Meyer and have determined that Pearl Meyer’s work does not raise a conflict of interest.

In addition to survey and benchmarking information derived from our peer group information (as described below), other important factors that drive compensation decisions include individual qualifications and expertise, responsibilities, particular industry and market conditions and complexity of the position. More specifically, our Compensation Committee considers the performance of the Company’s named executive officers, the individual’s historical compensation and any retention concerns, and the CEO’s recommendations (in the case of named executive officers other than the CEO), before determining the compensation arrangement for each of them.

Peer Group Companies

Our peer group review consisted of a multi-dimensional analysis in which we selected companies: in a similar growth stage as us (with a focus on newly public companies), with similar gross profit margins, revenue, and in similar industries that we viewed as competition for executive talent.

We review and evaluate our peer group on an ongoing basis to ensure that we are accurately benchmarking and compensating our employees. There are a limited number of publicly traded companies that compete directly with us. We selected a peer group comprised of companies operating primarily in the U.S. that are of similar business (e.g. auto retailing, e-commerce, and other tech enabled/disruptor companies), scale, complexity, high growth and similar margins. With guidance from Pearl Meyer, the compensation committee reviewed and approved a new peer group in January 2022 consisting of the following companies:

Auto Retail	Broader eCommerce	Real Estate (Tech Enabled)
America's Car-Mart	Chewy	OpenDoor Technologies
Asbury Automotive	Overstock.com	Redfin
Cars.com	Stitch Fix
CarGurus	Wayfair
CarMax
CarParts.com
Carvana
Group 1 Automotive
Lithia Motors
MarineMax
OneWater Marine
Shift Technologies
Sonic Automotive

In 2023, the Compensation Committee again reviewed and evaluated the peer group and approved a peer group comprised of the same companies with the exception of both Chewy and Wayfair, which were eliminated from the peer group.

Elements of the Company’s Executive Compensation Program

We design the principal components of our executive compensation program to fulfill one or more of the principles and objectives described above. For the year ended December 31, 2022, the compensation of our named executive officers generally consisted of:

•
Base salary;
•
Annual performance-based cash bonus opportunities;
•
Equity incentive compensation;
•
Certain severance benefits;
•
Participation in our 401(k) Plan; and
•
Health and welfare benefits.

These elements (and the amounts of compensation and benefits under each element) were selected because we believe they are necessary to help us attract and retain executive talent, which is fundamental to our success, reward executives based on performance and align executives with the interests of our stockholders.

Base Salaries

Our named executive officers receive a base salary to compensate them for the services they provide to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Effective March 7, 2022, the Compensation Committee determined to increase the base salaries of certain named executive officers: Ms. Moran to $425,000 and Mr. Hennessy to $700,000. The increases were to better align base salaries with competitive market practices and, in the case of Ms. Moran, in consideration of internal pay equity. The base salary for Mr. Krakowiak was negotiated at the time of his commencement of employment with us and was set at $525,000 effective as of September 13, 2021. The base salary for Mr. Shortt was increased from $650,000, the level negotiated at the time of his commencement of employment with us in January 2022 as Chief Operating Officer, to $700,000 in connection with his promotion to Chief Executive Officer effective as of May 9, 2022 (the "CEO Transition Date"). On April 26, 2023, the Compensation Committee determined to increase the base salaries of certain named executive officers as follows: Mr. Shortt to $775,000, Mr. Krakowiak to $565,000 and Ms. Moran to $460,000.

Bonus Compensation and Other Payments

Pursuant to our compensation structure that aligns executive compensation to market and internal equity targets, the compensation committee approved a target bonus opportunity for 2022 for each of our named executive officers, other than our Chief Executive Officer, at 50% of base salary. Mr. Shortt’s target bonus opportunity was initially set at 75% of base salary in connection with his commencement of employment as Chief Operating Officer and was increased from 75% to 100% of base salary in connection with his promotion to Chief Executive Officer.

For 2022, the Compensation Committee determined that, in order for any bonus to be funded, the Company would have to achieve certain ecommerce gross profit and adjusted EBITDA thresholds. The Company exceeded the performance targets for both gross profit and adjusted EBITDA, excluding non-recurring costs and other special items. The Compensation Committee approved bonus payouts at 110 % of target for all eligible employees.

In connection with his commencement of employment with us as our Chief Operating Officer, on January 21, 2022, pursuant to the terms of his employment agreement, Mr. Shortt received a one-time sign-on bonus payment of $1,600,000, $300,000 of which was subject to repayment to the Company if he had voluntarily terminated his employment with the Company without good reason or his employment with the Company is terminated for cause prior to the first anniversary of the commencement date. The sign-on bonus payment was in part recompense for compensation from his previous employer that Mr. Shortt forfeited upon joining Vroom. In connection with entering into his employment agreement as Chief Executive Officer, Mr. Shortt received reimbursement of legal expenses of $71,952 and a related tax gross up payment of $59,109. Pursuant to the terms of his employment agreement, Mr. Krakowiak received a one-time sign-on bonus payment of $100,000 following the first anniversary of his commencement of services as Chief Financial Officer. On April 26, 2023, the Compensation Committee determined to adjust the 2023 target bonus opportunities, based on the new base salaries of certain named executive officers as follows: Mr. Shortt to 150% of base salary, Mr. Krakowiak to 75% of base salary and Ms. Moran to 60% of base salary.

Equity Compensation

Prior to the IPO, we sponsored the Vroom, Inc. Second Amended & Restated 2014 Equity Incentive Plan, or the 2014 Plan, which provided for the grant of equity awards with respect to our common stock. In connection with our IPO, we adopted the 2020 Incentive Award Plan, or the 2020 Plan. We believe using long-term incentive compensation provides our employees (including the named executive officers) and other eligible service providers the opportunity to participate in the equity appreciation of our business, incentivizes them to work towards Vroom’s long-term performance goals and aligns them with the interests of our stockholders. We believe that such awards function as a compelling incentive and retention tool. No further awards will be granted under the 2014 Plan. The equity awards held by our named executive officers are included in the Outstanding Equity Awards at Fiscal Year End Table below.

2022 Equity Awards

In connection with his commencement of employment as our Chief Operating Officer, Mr. Shortt received an initial restricted stock unit (“RSU”) grant of 261,461 RSUs on January 3, 2022, subject to ratable vesting on the first three anniversaries of the grant date. In addition, in connection with his promotion to Chief Executive Officer and pursuant to the terms of his employment agreement, Mr. Shortt received a grant of 1,200,000 RSUs on May 9, 2022, which will vest on the third anniversary of the effective date of his promotion, subject to his continued employment through that date; provided, that there will be an opportunity for the RSU grant to vest on an accelerated basis in 1/3 increments if the Company achieves and sustains a closing price at or above $7.50 per share for twenty consecutive trading days during the three-year vesting period; a closing price at or above $15.00 per share for twenty consecutive trading days in the second or third years of the vesting period; and a closing price at or above $21.00 per share for twenty consecutive trading days during the third year of the vesting period. Mr. Shortt also received a grant of options to purchase common stock with respect to 600,000 shares of common stock at an exercise price of $7.50 per share, subject to ratable vesting on the first three anniversaries of the grant date and his continued employment through each applicable vesting date.

In 2022, we granted the following equity awards to our other named executive officers under the 2020 Plan:

	Grant Date	Award Type	# of Shares
Mr. Krakowiak	May 20, 2022 May 20, 2022	Options RSUs	300,000(1) 500,000(2)

Ms. Moran	May 20, 2022	RSUs	400,000(2)
Mr. Hennessy	–	–	–

(1)
The options vest on the first three anniversaries of the grant date subject to continued employment through each applicable vesting date.
(2)
The RSUs vest on third anniversary of the grant date, subject to continued employment through such date; provided, that there will be an opportunity for the RSU grant to vest on an accelerated basis in 1/3 increments if the Company achieves and sustains a closing price at or above $7.50 per share for twenty consecutive trading days during the three-year vesting period; a closing price at or above $15.00 per share for twenty consecutive trading days in the second or third years of the vesting period; and a closing price at or above $21.00 per share for twenty consecutive trading days during the third year of the vesting period.

Mr. Hennessy’s unvested equity awards forfeited in connection with his termination of employment.

Other Elements of Compensation

Retirement Plans

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we do not provide any matching contributions in the 401(k) plan. We do not maintain any defined benefit pension plans or deferred compensation plans for our named executive officers.

Employee Benefits

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:

•
medical, dental and vision benefits;
•
medical care flexible spending accounts and health savings accounts;

•
employee assistance program (EAP);
•
short-term and long-term disability insurance; and
•
life and accidental death & dismemberment insurance.

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the year ended December 31, 2022.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)
Thomas H. Shortt Chief Executive Officer and Director	2022	682,692	2,370,000 (3)(7)	4,216,519	498,000	131,061 (9)	7,898,272
Paul J. Hennessy (6)	2022	210,385	0 0		0 0	0 0	210,385
Former Chief Executive Officer and Director	2021	500,000		17,828,140 (4)			18,328,140
Robert R. Krakowiak	2022	525,000	388,750 (3)(8)	725,000	342,000	0	1,980,750
Chief Financial Officer	2021	161,539	300,000 (5)	1,800,007			2,111,546
Patricia Moran	2022	413,750	227,563 (3) 0	580,000	0	0 0	1,221,313
Chief Legal Officer and Secretary	2021	356,923		323,390	0		680,313

(1)
Amounts reflect the actual base salary paid to each named executive officer in respect of 2022.
(2)
The amounts reflect the full grant-date fair value of restricted stock unit awards, performance restricted stock unit awards and options granted during 2022 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all restricted stock unit awards, performance restricted stock unit awards and option awards made to executive officers in Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on March 2, 2023.
(3)
Amounts represent bonuses paid under the Company’s 2022 Annual Discretionary Bonus program, as described more fully under “Narrative Discussion of Executive Compensation – Bonus Compensation and Other Payments”.
(4)
The amount set forth in the Stock Awards column with respect to Mr. Hennessy for 2021 is presented in accordance with SEC disclosure rules, and much of the value reflected represents the incremental fair value associated with the April 26, 2021 modifications to Mr. Hennessy's 2020 performance restricted stock unit award rather than value associated with any new award. Based on our current share price, the actual expected value of this award, as amended, is significantly less than the value reported in this column and substantially less than the value on the original grant date. At the original grant date, the target number of shares underlying this award was 367,782 and the award had an approximate value of $3.85 million. The target number of shares underlying this award was not changed with the April 26, 2021 modifications. Further, as of April 28, 2022, the fair market value of shares underlying this award was $595,807, compared to the $13.86 million attributable to the incremental fair value that we are required to report pursuant to SEC rules. Mr. Hennessy terminated his employment with the Company on May 9, 2022 and therefore did not receive any payouts on this award.
(5)
Amount set forth in the Bonus column with respect to Mr, Krakowiak and pursuant to the terms of his offer letter reflects the combined values of the sign-on Bonus paid on October 1, 2021 in the amount of $150,000 and the guaranteed bonus earned for 2021 paid on March 11, 2022 in the amount of $150,000.
(6)
Effective as of May 9, 2022, Mr. Hennessy ceased his employment with the Company. He did not receive any severance or other benefits in connection with his termination of employment.
(7)
Amount set forth in the Bonus column with respect to Mr. Shortt reflects the combined values of the company's Annual Discretionary Bonus program earned for 2022 in the amount $770,000 and a sign-on bonus paid pursuant to the terms of his offer letter of $1,600,000 paid on Janaury 21, 2022, $300,000 of which was subject to repayment to the Company if he had voluntarily terminated his employment with the Company without good reason or his employment with the Company had terminated for cause prior to the first anniversary of the commencement date.
(8)
Amount set forth in the Bonus column with respect to Mr. Krakowiak reflects the combined values of the company's Annual Discretionary Bonus program earned for 2022 in the amount $288,750 and an anniversary bonus paid pursuant to the terms of his offer letter of $100,000 paid on September 30, 2022.
(9)
Amount set forth in the All Other Compensation column with respect to Mr. Shortt represents reimbursement of legal expenses of $71,952 incurred by Mr. Shortt in connection with entering into his employment agreement as Chief Executive Officer and a related tax gross up payment of $59,109.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2022.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Thomas H. Shortt	05/09/22		600,000	(3)	$7.50	5/9/2032	1,200,000	(4)	$1,224,000
	01/03/22						261,461	(2)	$266,690
Paul J. Hennessy (7)	-----	-----	-----		-----	-----	-----		-----	-----	-----
Robert R. Krakowiak	05/20/22		300,000	(3)	$7.50	5/20/2032	500,000	(4)	$510,000
	09/30/21						54,373	(5)	$55,460
Patricia Moran	05/20/22						400,000	(4)	$408,000
	03/08/21						9,776	(6)	$9,972
	05/14/20						2,000	(9)	$2,040
	02/05/20						25,744	(10)	$26,259
	02/06/19	150,000	75,000	(8)	$4.21	2/6/2029

(1)
Market values reflect the closing price of our common stock quoted on the Nasdaq Global Select Market on December 30, 2022 (the last business day of fiscal year 2022), which was $1.02.
(2)
The RSUs vest over a period of three years in equal annual installments on the first three anniversaries of the vesting commencement date (January 3, 2022) subject to continued employment through each applicable vesting date.
(3)
The options vest over a period of three years in equal annual installments on the first three anniversaries of the grant date subject to the executive's continued employment through each applicable vesting date.
(4)
The RSUs vest on third anniversary of the grant date, subject to continued employment through such date; provided, that there will be an opportunity for the RSU grant to vest on an accelerated basis in 1/3 increments if the Company achieves and sustains a closing price at or above $7.50 per share for twenty consecutive trading days during the three-year vesting period; a closing price at or above $15.00 per share for twenty consecutive trading days in the second or third years of the vesting period; and a closing price at or above $21.00 per share for twenty consecutive trading days during the third year of the vesting period.
(5)
The RSUs vest over a period of three years in equal annual installments on the first three anniversaries of the vesting commencement date (September 13, 2021) subject to continued employment through each applicable vesting date.
(6)
The RSUs fully vest on the third anniversary of the grant date, subject to continued employment through such date.
(7)
Effective as of May 9, 2022, Mr. Hennessy terminated his employment and his unvested equity awards were forfeited as of the termination date.
(8)
The option vests over a period of four years in equal annual installments on the first four anniversaries of the vesting commencement date (January 14, 2019) subject to the executives continued employment through each applicable vesting date. If the executive’s employment is terminated without Cause or for Good Reason (each as defined above) within twelve months following the date of a change of control (as defined above), any unvested portion of the option will accelerate and fully vest.
(9)
The RSUs vest over a period of three years in equal annual installments on the first three anniversaries of the vesting commencement date (March 4, 2020) subject to continued employment through each applicable vesting date.
(10)
The RSUs fully vest on the fourth anniversary of the date of grant, subject to continued employment through such date.

Summary of Potential Payments and Benefits

Overview

This section describes the benefits payable to our named executive officers in two circumstances:

•
Termination of Employment
•
Change in Control

Executive Severance Arrangements

Under the terms of the Vroom, Inc. Amended and Restated Executive Severance Plan (the "Executive Severance Plan"), effective as of May 20, 2022, our senior executives, including our named executive officers, may receive severance benefits in connection with certain terminations of employment.

In the event a covered employee is terminated without cause, or a covered employee terminates his or her employment for good reason, then such person will be entitled to receive:

•
For the duration of the Severance Period (as defined below), such person’s base salary rate in effect on the date of his or her separation from service to the Company (“Base Severance”);
•
For the duration of the Severance Period, payments equal to the cost of such person’s and his or her covered dependents’ health insurance coverage under COBRA; and
•
Accelerated vesting of such person’s outstanding equity to the extent provided in any written agreement between such person and the Company. Please see the “Executive Compensation Arrangements” section above for a description of such terms.

In the event a covered employee is terminated upon a change of control, then such person will be entitled to receive:

•
A lump sum cash payment equal to 1.5 times (or 2.25 times in the case of the Chief Executive Officer) such person’s Base Severance in effect immediately prior to his or her separation from service to the Company;
•
An amount equal to such person’s annual bonus assuming achievement of any applicable performance goals or objectives, prorated for the number of days the person was employed during that calendar year;
•
For the duration of the Severance Period, payments equal to the cost of such person’s and his or her covered dependents’ health insurance coverage under COBRA; and
•
Full acceleration and, if applicable, exercisability of all equity awards held by such person as of the date of termination.

Receipt of severance benefits upon termination by the Company without cause, by the executive for good reason or upon a change of control is subject to: (a) the covered employee’s compliance with certain restrictive covenants, including (i) holding the Company’s secret or confidential information in a fiduciary capacity and (ii) non-compete and non-solicitation provisions for the duration of the Severance Period; and (b) the covered employee’s execution of a general release of claims against the Company, its affiliates and their stockholders, directors, officers, employees, agents, successors and assigns. “Severance Period” means 18 months after separation from service to the Company, in the case of the Chief Executive Officer, and 12 months after separation from service to the Company, in the case of all other covered employees.

In addition, in the event of death or disability, a covered person will be entitled to receive payments equal to the cost of the person’s and his or her covered dependents’ health insurance coverage under COBRA for the duration of the Severance Period, as well as immediate vesting of all of the person’s time-based equity awards.

Employment Agreement with Thomas H. Shortt

Mr. Shortt, our Chief Executive Officer, is party to an employment agreement dated May 9, 2022. Pursuant to the employment agreement, if Mr. Shortt's employment is terminated by us without Cause or by Mr. Shortt for good reason or in the event of a termination in connection with a change in control, and notwithstanding anything to the contrary set forth in the Executive Severance Plan, then, Mr. Shortt will be entitled to severance benefits that include the following: (i) 18 months of base salary and target bonus; (ii) accelerated vesting of the CEO Grants and all equity awards outstanding as of the CEO Transition Date; and (iii) extended exercisability of the Option Grant and all option awards outstanding as of the CEO Transition Date until the earlier of the third anniversary of Mr. Shortt’s termination or the expiration of the original term.

Mr. Shortt also entered into the Company’s standard Proprietary Information and Inventions Assignment Agreement, which subjects him to certain restrictive covenants, including confidentiality and one-year post employment restrictions on competition and solicitation of employees, vendors and customers of the Company. The employment agreement contains a perpetual non-disparagement covenant.

Amended Offer Letter with Robert R. Krakowiak

Mr. Krakowiak, our Chief Financial Officer, is party to an employment letter dated September 13, 2021. Pursuant to the amendment to Mr. Krakowiak’s offer letter, if Mr. Krakowiak’s employment is terminated without cause or upon his resignation for good reason, 50% of the unvested portion of the restricted stock unit award that he received on the CFO Transition Date, which is subject to ratable vesting on the first three anniversaries of the CFO Transition Date, will vest.

Mr. Krakowiak also entered into the Company’s standard Proprietary Information and Inventions Assignment Agreement, which subjects him to certain restrictive covenants, including confidentiality and one-year post-employment restrictions on competition and solicitation of employees, vendors and customers of the Company.

Patricia Moran

Ms. Moran also entered into the Company’s standard Proprietary Information and Inventions Assignment Agreement in connection with her employment, which provides that Ms. Moran will be subject to 12-month post-termination non-competition and non-solicitation of customers and employees covenants, as well as a perpetual confidentiality covenant.

Stock Incentive Equity Plans

Change of Control Amendment

Effective March 25, 2019, our board of directors determined to amend the vesting schedule of option awards under the 2014 Plan, including the options held by our named executive officers, such that, if any such options are assumed or remain outstanding following the occurrence of a change of control and the participant’s employment is terminated without Cause or the participant resigns for Good Reason (each as defined in the 2014 Plan) within the 12-month period following such change of control, the then-unvested portion of such options shall fully accelerate and vest.

If the Company determines that any payment or distribution by the Company to the recipient of an award under the 2014 Plan would be subject to the excise tax imposed by Section 4999 of the Code, then such payments shall be reduced to the extent required to prevent the imposition of the excise tax.

PAY Versus PERFORMANCE

In accordance with SEC rules applicable to Smaller Reporting Companies, the following table sets forth additional information concerning the compensation of each individual who served as our Principal Executive Officer (PEO) and our other (non-PEO) named executive officers (“NEOs”) for each of the fiscal years ended December 31, 2022 and 2021, and our net income and TSR performance for each such fiscal year.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (1)(2)	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs (1)(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Loss (in thousands)
	Paul Hennessy		Thomas Shortt
2022	$210,385	($5,210,335)	$7,898,272	$5,226,443	$1,601,032	$471,943	2.13	($451,910)
2021	$18,328,140	($11,053,809)	-	-	$1,008,437	($3,184,750)	22.53	($370,911)

(1) Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2022	Paul Hennessy and Thomas Shortt	Robert Krakowiak and Patricia Moran
2021	Paul Hennessy	Robert Krakowiak, David Jones, Mark Roszkowski, Patricia Moran, and C. Denise Stott

Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2021		2022
Adjustments	Paul Hennessy PEO	Average Non-PEO NEOs	Paul Hennessy PEO	Tom Shortt PEO	Average Non-PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	(17,828,140)	(625,898)	0	(4,714,519)	(823,500)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	1,054,852	234,605	0	2,042,690	597,000
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	0	0	0	0	0
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	(12,608,661)	(2,413,529)	0	0	(776,272)
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	0	(494,368)	(397,500)	0	(126,317)
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	0	(893,996)	(5,023,220)	0	0

Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	0	0	0	0	0
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	0	0	0	0	0
TOTAL ADJUSTMENTS	(29,381,949)	(4,193,187)	(5,420,720)	(2,671,829)	(1,129,089)

(2) Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (i) for solely service-vesting RSU awards, the closing price per share on the applicable year-end date(s) or, in the case of vesting dates, the closing price per share on the applicable vesting date(s); (ii) for performance-based RSU awards, the same valuation methodology as RSU awards above except that the year-end values are multiplied by the probability of achievement of the applicable performance objective as of the applicable date; and (iii) for stock options, a Black Scholes value as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value but using the closing stock price on the applicable revaluation date as the current market price and with an expected life set equal to the remaining term the awards are expected to be outstanding as of the applicable revaluation date, and in all cases based on volatility and risk free rates determined as of the revaluation date based on the expected life period and based on an expected dividend rate of 0%. For additional information on the assumptions used to calculate the valuation of the awards, see the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and prior fiscal years.

Narrative Disclosure to Pay Versus Performance Table

The following describes the relationship between compensation actually paid to our PEOs and the average of compensation actually paid to our remaining NEOs with (i) our cumulative TSR and (ii) our net loss.

Our executive compensation program emphasizes equity compensation. As a result of this emphasis, compensation actually paid to our PEO and the average of compensation actually paid to our remaining NEOs is significantly impacted by our TSR performance. In alignment with the decrease in our TSR of 73.7% from December 31, 2020 to December 31, 2021, the compensation actually paid to Mr. Hennessy, our PEO during 2021, and the average of compensation actually paid to our remaining NEOs in 2021 was significantly below zero, at negative $11.1 million and negative $3.2 million, respectively. Our TSR decreased by 90.6% from December 31, 2021 to December 31, 2022. The compensation actually paid to Mr. Hennessy continued to remain significantly below zero at negative $5.2 million for 2022, largely reflecting his forfeited equity awards at the time of his termination. The average compensation actually paid to our remaining NEOs improved to $471,943 for 2022, but still remained at 70.5% below their average total compensation for 2022 as reported in the Summary Compensation Table. Mr. Shortt commenced employment with us in January 2022 and became our PEO effective May 2022. His compensation actually paid reflects a one-time bonus to induce Mr. Shortt to join Vroom, and to compensate for equity he forfeited upon leaving his prior role. His compensation actually paid for 2022 is 33.8% below his total compensation as reported in the Summary Compensation Table, which reflects the decrease in our TSR during 2022. Our net loss grew 21.8% from 2021 to 2022. This change to our net loss from 2021 through 2022 did not directly align with our outcomes on compensation actually paid, described above, as net income/loss is not used as a financial measure under our executive compensation programs and due to the stronger sensitivity of compensation actually paid to our stock price and TSR performance.

DIRECTOR COMPENSATION

Director Compensation Table for Fiscal 2022

The following table sets forth information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2022:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(9)		Total ($)
Robert J. Mylod, Jr.	$57,912	(1)	$0	(10)	$57,912
Timothy M. Crow	$6,281	(2)	164,660		170,941
Scott A. Dahnke	$14,769	(3)	$—		$14,769
Michael J. Farello	$35,000	(4)	$0	(10)	$35,000
Laura W. Lang	$37,500	(5)	$91,803		$129,303
Laura G. O’Shaughnessy	$39,000	(6)	$91,803		$130,803
Paula B. Pretlow	$36,082	(7)	$91,803		$127,885
Frederick O. Terrell	$26,174	(8)	$91,803	(11)	$117,977

(1)
Reflects total fees earned in 2022. Of this total, $15,625 was paid in February 2023.
(2)
Reflects total fees earned in 2022, all of which were paid in February 2023. Mr. Crow joined the Board of Directors on October 26, 2022.
(3)
Reflects total fees earned in 2022. Mr. Dahnke served on our Board of Directors until June 16, 2022.
(4)
Reflects total fees earned in 2022. Of this total, $8,750 was paid in February 2023.
(5)
Reflects total fees earned in 2022. Of this total, $9,375 was paid in February 2023.
(6)
Reflects total fees earned in 2022. Of this total, $9,750 was paid in February 2023.
(7)
Reflects total fees earned in 2022. Of this total, $9,250 was paid in February 2023.
(8)
Reflects total fees earned in 2022. Of this total, $2,174 was paid in February 2023. Mr. Terrell served on our Board of Directors until October 26, 2022.
(9)
Amounts reflect the full grant-date fair value of restricted stock unit awards granted during 2022 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual.
(10)
Mr. Mylod and Mr. Farello waived their 2022 equity award in connection with their service as our directors.
(11)
Mr. Terrell's 2022 equity award was forfeited upon this departure from our Board of Directors on October 26, 2022.

During 2020, Messrs. Dahnke and Farello entered into nominee agreements instructing the Company to pay all cash compensation earned in connection with their services on our Board of Directors directly to their employer, Catterton Management Company, L.L.C. Any RSUs granted to each of Messrs. Dahnke and Farello will be held by them as nominees for an investment fund of Catterton Management Company, L.L.C.

On June 16, 2022, we granted restricted stock unit annual awards under the 2020 Plan to Ms. Lang, Ms. O'Shaughnessy, Ms. Pretlow, and Mr. Terrell for their continued service as a Non-Employee Director immediately following the Annual Meeting of the Company's stockholders. These annual awards have an aggregate value on the date of such Annual Meeting of $100,000 (as determined based on the average trading price of the shares of common stock for the ten (10) consecutive trading days immediately preceding the date of grant and with the number of shares of common stock underlying such award subject to adjustment as provided in the 2020 Plan). The values set forth in the table above differ because they represent grant date fair values as calculated in accordance with ASC Topic 718.

On October 26, 2022, we granted restricted stock unit awards under the 2020 Plan with a value of $100,000 to Mr. Crow in connection with his election as a new director. These restricted stock units will vest in three equal annual installments beginning on October 26, 2023, subject to his continued service with the Company through each applicable vesting date. On that same date we also granted Mr. Crow a partial year annual award of restricted stock units under the 2020 Plan with a value of $64,157, calculated on a pro-rata basis for his length of service before the Company’s 2023 annual meeting of stockholders to be held on June 15, 2023. The value of Mr. Crow's awards were each determined based on the average trading price of the shares of common stock for the ten (10) consecutive trading days immediately preceding the date of grant and with the number of shares of common stock underlying such award subject to adjustment as provided in the 2020 Plan. The values set forth in the table above differ because they represent grant date fair values as calculated in accordance with ASC Topic 718.

The annual awards to Ms. Lang, Ms. O'Shaughnessy, Ms. Pretlow, and Mr. Terrell, and the pro-rata annual award granted to Mr. Crow, will each vest on the earlier of the date of the first annual meeting of the Company’s stockholders following the grant date and the first anniversary of the grant date, subject to the director’s continued service with the Company through the applicable vesting date.

The following table sets forth the RSUs and option awards held by each of our non-employee directors as of December 31, 2022:

Name	RSUs	Stock Options
Robert J. Mylod, Jr.	—	250,000
Timothy M. Crow	155,340	—
Michael J. Farello	—	—
Laura W. Lang	89,169	—
Laura G. O’Shaughnessy	89,169	—
Paula B. Pretlow	86,690	—

Non-Employee Director Compensation Policy

Our board of directors adopted a non-employee director compensation policy that applies to each of our non-employee directors.

Pursuant to this non-employee director compensation policy, each non-employee director will receive a mixture of cash and equity compensation, including a $30,000 annual cash retainer (plus additional cash retainers for service as chairperson of the board of directors or chairing or service on other committees). A non-employee director serving as the chair of a committee will receive a fee only for such director’s service as chair of such committee, and will not be eligible to receive any additional fees for membership on such committee.

Under the non-employee director compensation policy, non-employee directors are eligible to receive cash retainer fees with respect to their service as follows:

Board Member	$30,000
Independent Executive Chair	$20,000
Board Chair	$10,000
Audit Committee Chair	$10,000
Audit Committee Member (Non-Chair)	$5,000
Compensation Committee Chair	$5,000
Compensation Committee Member (Non-Chair)	$2,500
Nominating & Corporate Governance Committee Chair	$4,000
Nominating & Corporate Governance Committee Member (Non-Chair)	$2,000

Eligible directors will also receive equity awards of restricted stock units pursuant to the non-employee director compensation policy. On each annual meeting of our stockholders, directors elected to our board of directors will be eligible to receive an award of restricted stock units with a grant date fair value of $100,000. In addition, directors appointed to our board of directors on any date other than an annual meeting of our stockholders will be eligible to receive initial awards of restricted stock units with a grant date fair value of $100,000, subject to proration based on the portion of the year which has elapsed since the previous annual meeting. The grant date fair value of all RSU grants will be determined based on the average stock price over the ten consecutive trading days immediately preceding the grant date. Each RSU award will vest on the earlier of the date of the first annual meeting of our stockholders following the grant date and the first anniversary of the grant date, subject to the director’s continued service with us through the applicable vesting date.

In April 2021, we amended our non-employee director compensation policy to provide, on a go-forward basis, an additional restricted stock unit grant to new directors, elected or appointed on or after the date of such amendment, with a grant date fair value of $300,000, determined based on the average stock price over the ten consecutive trading days immediately precedent the grant date. In June 2022, we amended the grant date fair value to $100,000. This RSU award will vest 1/3 ratably on each of the first, second and on the third anniversary of the grant date, subject to such director’s continued service with us through the applicable vesting date.

Securities Authorized For Issuance under Equity Compensation Plans

Plan Category:	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (5)
Equity compensation plans approved by security holders (1)	10,900,695	(2)	$5.97 (4)	2,533,344	(6)
Equity compensation plans not approved by security holders (3)	624,832	(7)	$4.56 (8)	2,430,646	(9)
Total	11,525,527		$4.39	4,963,990

(1)
Consists of the 2014 Plan and the 2020 Plan.
(2)
Consists of 1,605,780 outstanding options to purchase stock under the 2014 Plan, 319,182 restricted stock units outstanding under the 2014 Plan, 1,200,000 outstanding options to purchase stock under the 2020 Plan, and 7,775,733 restricted stock units outstanding under the 2020 Plan.. Following the effectiveness of the 2020 Plan, no further grants were permitted to be made under the 2014 Plan, though existing awards remain outstanding.
(3)
Consists of the Vast.com 2016 Stock Incentive Plan (the "2016 Vast.com Plan"), which was assumed by us in connection with our acquisition of CarStory in January 2021, and the Vroom, Inc. 2022 Inducement Award Plan (the "2022 Inducement Award Plan"). Following our acquisition of CarStory, no further awards have been made under the 2016 Vast.com Plan.
(4)
As of December 31, 2022, the weighted-average exercise price of outstanding options under the 2014 Plan and 2020 Plan was $5.97 and no weighting was assigned to restricted stock units or PRSUs as no exercise price is applicable to restricted stock units or PRSUs.
(5)
The 2020 Plan provides for an annual increase on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2030, equal to the lesser of (A) four percent 4% of the outstanding shares of all classes of our common stock on the last day of the immediately preceding fiscal year and (B) such lesser amount as determined by the Board or the compensation committee; provided, however, no more than 10,000,000 shares may be issued upon the exercise of ISOs. Any shares distributed pursuant to an award may consist, in whole or in part, of authorized and unissued common stock, treasury common stock or common stock purchased on the open market.
(6)
As of December 31, 2022, includes 2,533,344 shares available for future issuance under the 2020 Plan. Following the effectiveness of the 2020 Plan, no further grants were permitted to be made under the 2014 Plan, though existing awards remain outstanding.
(7)
Consists of 55,478 outstanding options to purchase stock under the 2016 Vast.com Plan, and 569,354 restricted stock units outstanding under the 2022 Inducement Award Plan.
(8)
As of December 31, 2022, the weighted-average exercise price of outstanding options under the 2016 Vast.com Plan was $4.56. There were no outstanding options, warrants, or rights pursuant to the 2022 Inducement Award Plan.
(9)
As of December 31, 2022, includes 2,430,646 shares available for future issuance under the 2022 Inducement Award Plan. Following our acquisition of CarStory, no further awards will be made under the 2016 Vast.com Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 21, 2023, for:

•
each person known by us to beneficially own more than 5% of our common stock;
•
each of our directors and director nominees;
•
each of our named executive officers; and
•
all of our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder as described herein is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 21, 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. The applicable percentage ownership is based on 138,827,731 shares of our common stock outstanding as of April 21, 2023. Unless otherwise indicated, the address of all listed stockholders is 3600 W Sam Houston Pkwy S, Floor 4, Houston, Texas 77042.

Each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by such stockholder unless noted otherwise, subject to community property laws where applicable.

	Shares of common stock beneficially owned
Name of beneficial owner	Number	Percentage
5% Stockholders
Antara Capital LP (1)	12,603,250	9.08%
Baillie Gifford & Co (2)	11,864,978	8.55%
Entities affiliated with L Catterton (3)	9,093,235	6.55%
Named Executive Officers and Directors
Robert J. Mylod, Jr. (4)	1,864,679	1.34%
Timothy M. Crow	—	—
Michael J. Farello	—	—
Laura W. Lang (5)	23,973	*
Laura G. O’Shaughnessy (6)	31,177	*
Paula B. Pretlow (7)	9,737	*
Thomas H. Shortt (8)	245,562	*
Paul J. Hennessy (9)	278,108	*
Robert R. Krakowiak (10)	115,953	*
Patricia Moran (11)	227,938	*
All executive officers and directors as a group (11 persons) (12)	2,942,728	2.12%

* Less than 1%.

(1)
Consists of 12,603,250 shares of common stock held by Antara Capital LP, Antara Capital GP LLC and Himanshu Gulati. The address of the entities mentioned in this footnote is 55 Hudson Yards, 47th Floor, Suite C, New York NY 10001. This information is based on a Schedule 13G filed on February 14, 2023.
(2)
Consists of 11,864,978 shares of common stock held by Baillie Gifford & Co. The address of the entity mentioned in this footnote is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, UK. This information is based on a Schedule 13G/A filed on January 27, 2022.
(3)
Consists of (i) 8,775,054 shares of common stock held of record by CGP2 Cumulus, L.P. (“CGP2 Cumulus”), and (ii) 318,181 shares of common stock held of record by LCGP3 Accelerator, L.P. (“LCGP3 Accelerator”). CGP2 Managers, L.L.C. is the general partner of CGP2 Cumulus. CGP3 Managers, L.L.C. is the general partner of LCGP3 Accelerator. The management of each of CGP2 Managers, L.L.C. and CGP3 Managers, L.L.C. is controlled by a managing board. J. Michael Chu and Scott A. Dahnke are the members of the managing board of each of CGP2 Managers, L.L.C. and CGP3 Managers, L.L.C. and as such could be deemed to share voting control and investment power over shares that may be deemed to be beneficially owned by the entities affiliated with L Catterton, but each disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. The address of the entities and individuals mentioned in this footnote is 599 West Putnam Avenue, Greenwich, CT 06830. This information is based on a Schedule 13D filed on July 29, 2021.
(4)
Consists of (i) 466,139 shares of common stock and (ii) 250,000 shares of common stock currently subject to options that are exercisable within 60 days of April 21, 2023. Also consists of 1,148,540 shares of common stock held by Annox Capital, LLC (“Annox Capital”). Mr. Mylod is the managing member of Annox Capital and therefore holds voting or dispositive power over the shares held by Annox Capital. The address for Annox Capital is 480 Pierce Street, Suite 240, Birmingham, MI 48009. This information is based on a Form 4 filed on March 29, 2021 and information known to us.
(5)
Consists of (i) 16,771 shares of common stock and (ii) 7,202 restricted stock units that will vest within 60 days of April 21, 2023.
(6)
Consists of (i) 23,975 shares of common stock and (ii) 7,202 restricted stock units that will vest within 60 days of April 21, 2023.
(7)
Consists of (i) 7,375 shares of common stock and (ii) 2,362 restricted stock units that will vest within 60 days of April 21, 2023.
(8)
Consists of (i) 45,562 shares of common stock and (ii) 200,000 options that will become exercisable within 60 days of April 21, 2023.
(9)
Consists of 278,108 shares of common stock.
(10)
Consists of (i) 15,953 shares of common stock and (ii) 100,000 options that will become exercisable within 60 days of April 21, 2023.
(11)
Consists of (i) 2,938 shares of common stock and (ii) 225,000 shares of common stock currently subject to options that are exercisable within 60 days of April 21, 2023.
(12)
Consists of (i) 2,130,829 shares of common stock, (ii) 497,500 shares of common stock currently subject to options that are exercisable within 60 days of April 21, 2023, (iii) 300,000 options that will become exercisable within 60 days of April 21, 2023 and (iv) 16,766 restricted stock units that will vest within 60 days of April 21, 2023, in each case held by all of our current directors and executive officers as a group.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, discussed in the sections titled “Executive Compensation,” the following is a description of certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock.

Investors’ Rights Agreement

We are party to an Eighth Amended and Restated Investors’ Rights Agreement (“IRA”) dated as of November 21, 2019, with certain holders of our capital stock, including Auto Holdings, Inc., Cascade Investment L.L.C., General Catalyst Group VII, L.P. and entities affiliated with L Catterton and T. Rowe Price Associates, Inc., Robert J. Mylod, Jr. and Michael J. Farello, members of our Board of Directors, and/or certain entities affiliated with them are also parties to the IRA. Under the IRA, certain holders of our capital stock have the right to request that their shares of our capital stock be covered by a registration statement that we are filing.

Director and Officer Indemnification and Insurance

Our amended and restated certificate of incorporation and amended and restated bylaws provide indemnification and advancement of expenses for our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to certain limited exceptions. We have entered into separate indemnification agreements with each of our directors and executive officers. We have also purchased directors’ and officers’ liability insurance for each of our directors and executive officers.

Our Policy Regarding Related Person Transactions

Our Board of Directors recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests (or the perception thereof). Our Board of Directors has adopted a written policy on transactions with related persons. Under the policy, our legal department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Chief Legal Officer is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Conduct, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the audit committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the Chair of the Audit Committee subject to ratification of the transaction by the audit committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person transaction, then upon such recognition the transaction will be presented to the audit committee for ratification at the audit committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

OUR EXECUTIVE OFFICERS

The following table sets forth the names, ages and positions of our current executive officers:

Name	Age	Position
Thomas H. Shortt (1)	54	Chief Executive Officer and Director
Robert R. Krakowiak	52	Chief Financial Officer and Treasurer
Patricia Moran	63	Chief Legal Officer and Secretary
C. Denise Stott	55	Chief People and Culture Officer

(1) See “Proposal One—Election of Directors” for more information about Mr. Shortt.

Robert R. Krakowiak has served as Chief Financial Officer and Treasurer of Vroom since September 2021. Prior to that he served as Chief Financial Officer and Treasurer of Stoneridge Corporation from August 2016 and was appointed as Executive Vice President in October 2018. Prior to joining Stoneridge, Mr. Krakowiak served as Vice President, Treasurer and Investor Relations at Visteon Corporation from 2012 until August 2016. Prior to that, Mr. Krakowiak held various financial positions at Owens Corning from 2005 to 2012. Mr. Krakowiak holds Bachelor of Science and Master of Science degrees in Electrical Engineering from the University of Michigan and a Master of Business Administration from the University of Chicago Booth School of Business.

Patricia Moran has served as our Chief Legal Officer and Secretary since January 2019. Previously, Ms. Moran was a Managing Director, Chief Legal Officer and Secretary of Greenhill & Co. Inc., a publicly traded, global independent investment bank, from April 2014 to October 2016, and a Senior Advisor from November 2016 to April 2017. Prior to joining Greenhill, Ms. Moran was a Partner at Skadden, Arps, Slate, Meagher & Flom LLP, a leading global law firm where she had a 30-year career and chaired the New York office Diversity Committee. Ms. Moran has broad experience in corporate governance and corporate transactions, including mergers and acquisitions, private equity, joint ventures, restructurings and corporation finance. Ms. Moran holds a Bachelor of Science from the University of Scranton and a Juris Doctor from the Villanova University School of Law.

C. Denise Stott has served as our Chief People and Culture Officer since November 2016. Previously, Ms. Stott was Senior Vice President of Human Resources at Undertone, a digital advertising company, from May 2013 to October 2016. Ms. Stott’s tenure at Undertone included leading the human resources function through multiple transformations including acquisitions and the eventual sale to a public company. From February 2010 until she joined Undertone, Ms. Stott was Vice President of Human Resources at Yodle, a leader in local online marketing, where she led people development through a focus on talent acquisition, employee engagement, employee training and compensation and benefits. Ms. Stott also served as Senior Vice President of Human Resources for ZenithOptimedia, a media and advertising services provider, from August 2007 to July 2009. Ms. Stott holds a Bachelor of Science in Mathematical Economics from Tulane University and a Master of Business Administration from Vanderbilt University.

QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING OF STOCKHOLDERS

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Record Date for the Annual Meeting is April 21, 2023. You are entitled to vote at the Annual Meeting only if you are a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each share of our common stock entitles its holder to one vote per share on all matters presented to our stockholders. At the close of business on April 21, 2023, there were 138,827,731 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.

WHY HAVE I RECEIVED A “NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS”?

As permitted by SEC rules, we are making this proxy statement and our 2022 Annual Report available to certain of our stockholders electronically via the Internet. On or about May 5, 2023, we intend to commence mailing to these stockholders a Notice of Internet Availability of Proxy Materials (“Internet Notice”) containing instructions on how to access this proxy statement and our 2022 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2022 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, then you should follow the instructions for requesting such materials contained on the Internet Notice.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in “street name,” you should contact your broker or other nominee to obtain your 16-digit control number or otherwise vote through the broker or other nominee.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the meeting constitutes a quorum for the transaction of business.

WHO CAN ATTEND AND VOTE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS?

For cost efficiency reasons and for increased accessibility by stockholders, the Annual Meeting will be held entirely online. Stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/VRM2023.

To participate and vote at the Annual Meeting, you will need the 16-digit control number included on your Internet Notice or your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker or other nominee to obtain your 16-digit control number or otherwise vote through the broker or other nominee. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 3:00 p.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin shortly before the meeting time, and you should allow ample time for check-in procedures.

WHY HOLD A VIRTUAL MEETING?

We are hosting a virtual meeting for cost efficiency reasons and for increased accessibility by stockholders. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/VRM2023. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions below.

WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on the Annual Meeting login page. You will need to obtain your own Internet access.

WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE ANNUAL MEETING?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted via the virtual meeting platform by stockholders during the meeting that are pertinent to the Company and the meeting matters. The Company will endeavor to answer as many questions submitted by stockholders as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•
irrelevant to the business of the Company or to the business of the Annual Meeting;
•
related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•
related to any pending, threatened or ongoing litigation;
•
related to personal grievances;
•
derogatory references to individuals or that are otherwise in bad taste;
•
substantially repetitious of questions already submitted by another stockholder;
•
in excess of the two question limit;
•
in furtherance of the stockholder’s personal or business interests; or
•
out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the Annual Meeting?”.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting may adjourn the Annual Meeting until a quorum is present or represented.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

We recommend that stockholders vote prior to the meeting by proxy even if they plan to attend the Annual Meeting and vote during the meeting. If you are a stockholder of record, there are three ways to vote by proxy:

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 14, 2023. We encourage stockholders to submit their proxy via telephone or the Internet.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you should contact your broker or other nominee to obtain your 16-digit control number or otherwise vote through the broker or other nominee.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•
by submitting a duly executed proxy bearing a later date;
•
by granting a subsequent proxy through the Internet or telephone;
•
by giving written notice of revocation to the Secretary of Vroom prior to the Annual Meeting; or
•
by voting during the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote during the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote during the Annual Meeting by obtaining your 16-digit control number from your bank or broker or otherwise voting through your bank or broker.

WHO WILL COUNT THE VOTES?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 6 of this proxy statement, as well as with the description of each proposal in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Voting Standard	Effect of Votes Withheld/Abstentions And Broker Non-Votes

Proposal No. 1: To elect Robert J. Mylod, Jr., Timothy M. Crow, Michael J. Farello, Laura W. Lang, Laura G. O’Shaughnessy, Paula B. Pretlow and Thomas H. Shortt to our Board of Directors to serve for a one-year term ending at the 2024 Annual Meeting

	Plurality of votes cast	Votes withheld and broker non- votes will have no effect.
Proposal No. 2: To ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2023	Majority of votes cast	Abstentions and broker non-votes will have no effect. We do not expect any broker non-votes on this proposal.
Proposal No. 3: Proposal No. 3: To approve, on an advisory (non-binding) basis, the compensation of our named executive officers	Majority of votes cast	Abstentions and broker non-votes will have no effect.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the other proposals to be voted on at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld will have no effect on the election of directors, and abstentions will have no effect on the other proposals to be voted on at the Annual Meeting.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of PwC as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. Because brokers have discretionary authority to vote on the ratification of the appointment of our independent registered public accounting firm, we do not expect any broker non-votes in connection with that proposal. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors and the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers. Those items for which your broker cannot vote result in broker non-votes if you do not provide your broker with voting instructions on such items. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS?

We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

ADDITIONAL INFORMATION

Stockholder Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to us at 3600 W Sam Houston Pkwy S, Floor 4, Houston, Texas 77042. Any proposal submitted pursuant to Rule 14a-8 must be received by us no later than January 6, 2024. We suggest that proponents submit their Rule 14a-8 proposals by certified mail, return receipt requested, addressed to our Chief Legal Officer and Secretary.

In addition, our Bylaws establish an advance notice procedure with regard to director nominations and other proposals by stockholders that are not intended to be included in our proxy materials, but that a stockholder instead wishes to present directly at an annual meeting. To be properly brought before the 2024 Annual Meeting, a notice of the nomination or the matter the stockholder wishes to present at the meeting must be in writing and delivered to or mailed and received by our Secretary at our principal executive offices not later than the close of business on March 17, 2024 and not before the opening of business on February 16, 2024. However, if the 2024 Annual Meeting is more than 30 days before or 60 days after the first anniversary of the 2023 Annual Meeting, notice must be so delivered or received not later than the close of business on the 10th day following the date on which public disclosure of the date of such annual meeting was made. Our Bylaws also specify requirements relating to the content of the notice that stockholders must provide in order for a director nomination or other proposal to be properly presented at the 2024 Annual Meeting. In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act.

Householding of Annual Meeting Materials

The SEC’s rules permit us and banks, brokers and other agents to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we and certain banks, brokers or other agents have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

Other Matters

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and email by directors, officers and other employees of Vroom who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

We intend to file a Proxy Statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2024 Annual Meeting of Stockholders. Stockholders may obtain our Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2022, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON APRIL 21, 2023, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR CHIEF LEGAL OFFICER AND SECRETARY, VROOM, INC., 3600 W Sam Houston Pkwy S, Floor 4, Houston, Texas 77042. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors,

Patricia Moran

Chief Legal Officer and Secretary
April 28, 2023

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V13254-P87693

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VROOM, INC.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

____

Nominees:

01) Robert J. Mylod
02) Timothy M. Crow
03) Michael J. Farello
04) Laura W. Lang
05) Laura G. O'Shaughnessy
06) Paula B. Pretlow
07) Thomas H. Shortt

The Board of Directors recommends you vote FOR Proposals 2 and 3.

	For	Against	Abstain
2. Ratify the appointment of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2023.	☐	☐	☐
3. Approve, on an advisory (non-binding) basis, the compensation of the named executive officers of the Company.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 23, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/VRM2021 You may attend the meeting via the Internet and vote during the meeting. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, since you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 23, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VROOM, INC. 1375 BROADWAY, FLOOR 11 NEW YORK, NEW YORK 10018 D53469-P54674 For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. VROOM, INC. The Board of Directors recommends you vote FOR the following nominees listed: ! ! ! 1. Election of Directors Nominees: 01) Robert J. Mylod 02) Scott A. Dahnke 03) Michael J. Farello 04) Paul J. Hennessy 05) Laura W. Lang 06) Laura G. O'Shaughnessy 07) Paula B. Pretlow 08) Frederick O. Terrell For Against Abstain The Board of Directors recommends you vote FOR Proposal 2. ! ! ! 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2021. The Board of Directors recommends you vote "1 Year" on Proposal 3. 3 Years 1 Year 2 Years Abstain ! ! ! ! 3. To approve on an advisory (non-binding) basis the frequency of future advisory votes on the compensation of the Company's named executive officers. NOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D53470-P54674 VROOM, INC. Proxy Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Stockholders June 24, 2021 10:00 AM, ET The undersigned stockholder(s) hereby appoint(s) Paul J. Hennessy, David K. Jones and Patricia Moran, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of Vroom, Inc. that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, ET on June 24, 2021, at www.virtualshareholdermeeting.com/VRM2021and any continuation, adjournment or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side